Exhibit 10.3

AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

as of June 4, 2013

Wells Fargo Bank, National Association, as Agent

110 East Broward Boulevard, Suite 1100

Ft. Lauderdale, Florida 33301

Ladies and Gentlemen:

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Secured Parties (as defined in the Loan Agreement), and the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation (“Lighting Science”), as set forth in the Loan and Security Agreement, dated November 22, 2010, by and among Lighting Science, the other Borrowers (as defined in the Loan Agreement), BIOLOGICAL ILLUMINATION, LLC, a Delaware limited liability company (“Biological”), LSGC, LLC, a Delaware limited liability company (“LSGC”, and together with Biological and any other Person that at any time after the date hereof becomes a Guarantor, each individually a “Guarantor” and collectively, “Guarantors”), Agent and Lenders, as amended by the Amendment No. 1 to Loan and Security Agreement, dated as of April 22, 2011, Amendment No. 2 to Loan and Security Agreement and Consent, dated as of May 6, 2011, Amendment No. 3 to Loan and Security Agreement and Waiver, dated as of August 5, 2011, Amendment No. 4 to Loan and Security Agreement, Consent and Waiver, dated as of September 20, 2011, Amendment No. 5 to Loan and Security Agreement, dated as of February 24, 2012, Amendment No. 6 to Loan and Security Agreement and Waiver, dated as of March 31, 2013, and this Amendment No. 7 to Loan and Security Agreement (“Amendment No. 7 to Loan Agreement”) (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other Financing Agreements (as defined in the Loan Agreement). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement and other Financing Agreements as set forth herein, which Agent and Lenders are willing to do subject to the terms and conditions set forth in this Amendment No. 7 to Loan Agreement.

The parties hereto wish to enter into this Amendment No. 7 to Loan Agreement to evidence and effectuate such amendments and certain other agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein.

In consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

2. Amendments to Loan Agreement.

(a) Additional Definition. As used herein, the following term shall have the meaning given to it below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definition:

“Amendment No. 7 to Loan Agreement” shall mean Amendment No. 7 to Loan and Security Agreement, dated as of June     , 2013, by and among Borrowers, Guarantors, Agent and the Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Letter of Credit Limit. The definition of “Letter of Credit Limit”, as set forth in Section 1.95 of the Loan Agreement, is hereby amended and restated in its entirety as follows:

“1.95 “Letter of Credit Limit” shall mean, at any time, the amount equal to $7,000,000.”

3. Representations, Warranties and Covenants. Each Borrower and Guarantor hereby represents, warrants and covenants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 7 to Loan Agreement), the truth and accuracy of which are a continuing condition of the making of Loans to Borrowers:

(a) this Amendment No. 7 to Loan Agreement and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 7 to Loan Agreement, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary corporate or limited liability company action (as applicable) on the part of Borrowers and Guarantors which are a party hereto and thereto and, if necessary, their respective stockholders, as the case may be, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein and therein constitute the legal, valid and binding obligations of Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(b) the execution, delivery and performance of the Amendment Documents (i) are all within Borrowers’ and Guarantors’ respective corporate or limited liability company powers (as applicable), (ii) are not in contravention of law or the terms of Borrowers’ or Guarantors’ certificate or articles of organization or formation, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which Borrowers or Guarantors are a party or by which Borrowers or Guarantors or their respective property are bound and (iii) shall not result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and Lender pursuant to the Loan Agreement and the other Financing Agreements as amended hereby;

(c) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date; and

(d) no Default or Event of Default exists as of the date of this Amendment No. 7 to Loan Agreement.

4. Conditions Precedent. This Amendment No. 7 to Loan Agreement shall not become effective unless all of the following conditions precedent have been satisfied in full, as determined by Agent:

(a) the receipt by Agent of an original (or faxed or electronic copy) of this Amendment No. 7 to Loan Agreement, duly authorized, executed and delivered by Borrowers, Guarantors, Agent and Lenders; and

(b) immediately prior, and immediately after giving affect to the amendments and agreements set forth herein, there shall exist no Default or Event of Default.

5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Arrangements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 7 to Loan Agreement and the other Financing Agreements, the terms of this Amendment No. 7 to Loan Agreement shall control. The Loan Agreement and this Amendment No. 7 to Loan Agreement shall be read and construed as one agreement.

6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 7 to Loan Agreement.

7. Governing Law. The validity, interpretation and enforcement of this Amendment No. 7 to Loan Agreement and any dispute arising hereunder, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8. Binding Effect. This Amendment No. 7 to Loan Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Counterparts. This Amendment No. 7 to Loan Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 7 to Loan Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 7 to Loan Agreement by telecopier or other electronic method of communication shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 7 to Loan Agreement. Any party delivering an executed counterpart of this Amendment No. 7 to Loan Agreement by telecopier or other electronic method of communication also shall deliver an original executed counterpart of this Amendment No. 7 to Loan Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 7 to Loan Agreement as to such party or any other party.

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By the signature hereto of their duly authorized officers, the parties hereto agree as set forth herein.

Very truly yours,

BORROWER:

LIGHTING SCIENCE GROUP CORPORATION

By:	/s/ THOMAS C. SHIELDS
Name:	Thomas C. Shields
Title:	Chief Financial Officer

GUARANTORS:

BIOLOGICAL ILLUMINATION, LLC

By:	/s/ FRED MAXIK
Name:	Fred Maxik
Title:	Manager

LSGC, LLC, as Guarantor

By: Lighting Science Group Corporation, its sole member

By:	/s/ THOMAS C. SHIELDS
Name:	Thomas C. Shields
Title:	Chief Financial Officer

[Signatures Continued on Next Page]

[Signature Page to Amendment No. 7 to LSA]

[Signatures Continued from Prior Page]

AGREED:

AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ WANDA ALVERIO
Name:	Wanda Alverio
Title:	Vice President

[Signature Page to Amendment No. 7 to LSA]